Exhibit 10.5

SECURED NOTE

$15,000,000.00	May 31, 2019

THIS NOTE (this “Note”) is made and issued as of May 31, 2019 by Attis Ethanol Fulton, LLC, a Georgia limited liability company having an address at 12540 Broadwell Road, Suite 2104, Milton, Georgia 30004 (“Borrower”) to Highscore Capital LLC, a New York limited liability company ISAOA/ATIMA having an address at 2233 Nostrand Avenue, 3rd Floor, Brooklyn, New York 11210 (“Lender”). This Note is issued pursuant to, and in accordance with the terms and conditions of, the Loan and Security Agreement dated the date hereof among Borrower Lender and certain other parties named therein (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Lender, at its address set forth above, or at such other address(es) or to such account (s) and/or to such other person(s) as Lender may from time to time designate in writing, the principal sum of Fifteen Million and 00/100 Dollars ($15,000,000.00) in lawful money of the United States of America, with interest thereon to be computed from the date of this Note in accordance with the terms of this Note and the Loan Agreement.

ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay in immediately available funds the principal sum of this Note and interest on the unpaid principal sum of this Note and all other amounts due under this Note, the Loan Agreement and the other Loan Documents from time to time outstanding, in the amounts, at the rates and at the times specified in the Loan Agreement, and any outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under this Note, the Loan Agreement and the other Loan Documents shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

Upon the occurrence of an Event of Default, Lender shall be entitled to all the rights and remedies prescribed in the Loan Agreement and the other Loan Documents.

ARTICLE 3: LOAN DOCUMENTS

This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary contained herein, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Lender shall never exceed the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by this Note and as provided for herein or the other Loan Documents, under the Laws of such State or States whose Laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan (the “Maximum Legal Rate”), (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward the payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged (except upon the full performance and satisfaction of all of Borrower’s obligations hereunder, including the payment in full of all amounts payable hereunder) or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by Borrower and Lender.

ARTICLE 6: WAIVERS

Borrower and all others who may become liable for the payment of all or any part of this Note do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for this Note or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or any other Loan Document made by agreement between Lender and any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of this Note or under the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the Persons comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and its partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable, notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing two sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

ARTICLE 7: SECURITY

This Note is secured by a Mortgage (the “Mortgage”) made by the Borrower to the Lender of even date herewith covering premises situated in the State of New York and Town of Volney known by the address 376 Owens Road and 1850 County Route 57, Fulton, New York , and designated as Section 254 Block 5, Lot 04.03; 04.08; 04.06; 04.11; 04.12 in the County of Oswego.

ARTICLE 8: SUCCESSORS AND ASSIGNS

This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and permitted assigns. Lender shall have the right to assign or transfer its rights under this Note in connection with any assignment of the Loan and the Loan Documents. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note and the Loan Documents. Borrower shall not have the right to assign or transfer its rights or obligations under this Note without the prior written consent of Lender, as provided in the Loan Agreement, and any attempted assignment without such consent shall be null and void. Upon the transfer of this Note by Lender, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable Law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 9: GOVERNING LAW

THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE of NEW YORK, PROVIDED THAT TO THE EXTENT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.

ARTICLE 10: WAIVER OF JURY TRIAL

BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS NOTE, THE MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

ARTICLE 11: RESERVED

ARTICLE 13: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10 of the Loan Agreement.

ARTICLE 14: JOINT AND SEVERAL LIABILITY

If Borrower consists of more than one Person, the obligations and liabilities of each such Person constituting Borrower hereunder and under the other Loan Documents shall be joint and several.

[Remainder of page intentionally left blank. Signature page follows.]

The undersigned has executed this Note as of the date first set forth above.

BORROWER:

ATTIS ETHANOL FULTON, LLC

/s/ Jeffrey S. Cosman
By:	Jeffrey S. Cosman
Title:	Manager

STATE OF GEORGIA	)
)ss.
COUNTY OF FULTON	)

On May , 2019, before me, the undersigned, a notary public in and for said state, personally appeared Jeffrey S. Cosman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he is the Manager of Attis Ethanol Fulton, LLC, a Georgia limited liability company, that he was duly authorized and executed the same in his capacity as such, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public